UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   September 1, 2015

VOXX INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-28839 (Commission File Number)
13-1964841 (IRS Employer Identification No.)
2351 J Lawson Boulevard, Orlando, Florida (Address of principal executive offices)	32824 (Zip Code)

Registrant's telephone number, including area code (800) 645-7750

180 Marcus Boulevard
Hauppauge, NY 11788
(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of file following provisions:
[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(e))

EXPLANATORY NOTE

Effective September 1, 2015, VOXX International Corporation (the “Company”) successfully completed its acquisition of a 54% voting equity interest in all the intellectual property, substantially all other assets, as well as the assumption of certain liabilities of EyeLock, Inc. and its subsidiary EyeLock Corporation (collectively “EyeLock”). The Acquisition was reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission on September 8, 2015. The Company is filing this Form 8-K/A (Amendment No. 1) to include the historical consolidated financial statements of EyeLock and pro forma financial information required by parts (a) and (b) of Item 9.01 of Form 8-K.  Except as described above, all other information in and exhibits to the original Form 8-K remain unchanged.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The following financial statements of EyeLock, Inc. and its Subsidiary are attached as Exhibit 99.2 and Exhibit 99.3 of this Report and are incorporated by reference herein:

•
Audited consolidated balance sheet of EyeLock, Inc. and its Subsidiary as of December 31, 2014, and the related consolidated statement of operations, changes in shareholders' deficit and cash flows for the year ended December 31, 2014, and the related notes thereto.

•
Unaudited consolidated balance sheets of EyeLock, Inc. and Subsidiary as of June 30, 2015 and December 31, 2014, and the consolidated statements of operations and cash flows for the six months ended June 30, 2015 and 2014, and the related notes thereto.

(b) Pro Forma Financial Information.

The following unaudited pro forma financial information is attached as Exhibit 99.4 of this Report and is incorporated by reference herein:

•	Unaudited Pro Forma Combined Statements of Operations for the year ended ended February 28, 2015 and for the six months ended August 31, 2015.

(c) Not Applicable

(d) Exhibits

Exhibit 2.1	Asset Purchase Agreement among Eyelock, Inc., Eyelock Corporation, VOXX International Corporation and VOXX Security LLC dated as of July 29, 2015. (1)

Exhibit 2.2
Amendment No. 1 to the Asset Purchase Agreement by and among Eyelock, Inc., Eyelock Corporation, VOXX International Corporation and Eyelock LLC (f/k/a VOXX Security LLC) dated as of September 1, 2015. (1)

Exhibit 23.1	Consent of RSM Puerto Rico

Exhibit 99.1	Press Release, dated September 2, 2015, relating to VOXX International Corporation's acquisition of a controlling stake in EyeLock, Inc. and its subsidiary, EyeLock Corp. (2)

Exhibit 99.2
Audited consolidated balance sheet of EyeLock, Inc. and Subsidiary as of December 31, 2014, and the related consolidated statement of operations, changes in stockholders' deficit and cash flows for the year ended December 31, 2014, and the related notes thereto.

Exhibit 99.3
Unaudited consolidated balance sheets of EyeLock, Inc. and Subsidiary at June 30, 2015 and December 31, 2014, and the consolidated statements of operations and statements of cash flows for the six month ended June 30, 2015 and 2014, and the related notes thereto.

Exhibit 99.4	Unaudited Pro Forma Combined Statements of Operations for the year ended February 28, 2015 and for the six months ended August 31, 2015

(1) Filed with the Commission as an exhibit to our Quarterly Report on Form 10-Q on October 13, 2015.
(2) Filed with the Commission as an exhibit to our Current Report on Form 8-K on September 8, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VOXX International Corporation (Registrant)

Date: June 10, 2016
BY: /s/ Charles M. Stoehr
Charles M. Stoehr
Senior Vice President and
Chief Financial Officer